                           COUNTERSIGNED AND REGISTERED:

                              CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                           BY                       TRANSFER AGENT AND REGISTRAR


                                                            AUTHORIZED SIGNATURE


       NUMBER                                                       SHARES
        AGN                         [LOGO] AEROGEN

                                     AEROGEN, INC

 INCORPORATED UNDER THE LAWS
   OF THE STATE OF DELAWARE                             SEE REVERSE FOR CERTAIN
                                                               DEFINITIONS
                                                           CUSIP 007779 10 1

     This Certifies that







     is the record holder of


   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF



----------------------------------               -------------------------------
---------------------------------- AEROGEN, INC. -------------------------------
----------------------------------               -------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

/s/ Carol Gamble              [SEAL]                 /s/ Jane E. Shaw
Secretary                                  Chairman and Chief Executive Officer

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    The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common                         UNIF GIFT MIN ACT-..................Custodian...............
    TEN ENT - as tenants by the entireties                                        (Cust)                    (Minor)
    JT TEN  - as joint tenants with right of                           Under................Uniform Gifts to Minors Act
              survivorship and not as tenants                                   (State)
              in common

      Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________________ hereby sell(s), assign(s)
and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------


---------------------------------------


------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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----------------------------------------------------------------------- Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint


---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ___________________

                                       X _____________________________________

                                       X _____________________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.


Signature(s) Guaranteed






By__________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.